Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT

                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                  May 20, 1998


Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware business trust and consists of one or more separate investment portfolios as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain only to such portfolios of the Trust as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Portfolios"). A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Portfolio. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Portfolios included in the company's Registration Statement, as amended from time to time, filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to Master Distribution Contracts and Supplements thereto between the Trust and each of Tucker Anthony Incorporated, Sutro & Co., Incorporated, Freedom Distributors Corporation and Edgewood Services, Inc. (the "Distributors"), the Trust has employed the Distributors to act as principal underwriters for each Portfolio pursuant to a Master Administrative Services Contract and Supplements thereto between the Trust and Federated Administrative Services (the "Administrator"). The Trust has employed the Administrator to provide to the Trust management and other services.

         2. The Trust hereby appoints the Adviser to provide to the Portfolios the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

         3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

                  (b) The Trust shall be responsible for all of their expenses and liabilities, including compensation of Trustees who are not affiliated with the Distributors or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Portfolios), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for Sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, and preparing, printing and mailing prospectuses and reports to shareholders, notices, proxy statements (other than the proxy statement prepared for the shareholders meeting convened to consider this agreement (the "initial meeting") and reports to regulatory agencies; and cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings, other than the initial meeting; organization expenses; and extraordinary expenses.

         4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

         The Adviser will determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Portfolio's portfolio shall be invested in securities described by the policies of such Portfolio and what portion, if any, should be invested otherwise or held uninvested.

         The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any non-public information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

                  (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Portfolios, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Advisers shall from time to time determine, upon consultation with the Administrator, to be necessary to useful to the administration of the Trust and each of the Portfolios.

                  (c) As manager of the assets of each Portfolio, the Adviser shall make investments for the account of each Portfolio in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

                  (d) The Adviser shall furnish to the Board periodic reports on the investment performance of each Portfolio and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

                  (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the , will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Portfolio and to such other customers.

         5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this Contract, each Portfolio shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining the net asset value per share) of the net assets of each Portfolio during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to each Portfolio. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

         7. If the aggregate expenses of every character incurred by, or allocated to, each Portfolio in any fiscal year, other than interest, taxes, expenses under the Master Distribution Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Distributors under the Master Distribution Plan ("includible expenses"), shall exceed the expense limitations applicable to that Portfolio imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay that Portfolio an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Distributors will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of the review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Portfolio, the monthly fees relating to that Portfolio payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Portfolio shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

         8. This Contract and any Supplement hereto shall become effective with respect to a Portfolio on the date specified in such Supplement and shall thereafter continue in effect with respect to that Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

         9. (a) This Contract and any Supplement hereto may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  (b) Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

         11. This Contract shall be construed in accordance with the laws of the State of Delaware provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

         12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Portfolio hereunder.

         13. The Master Trust Agreement establishing the Trust (the "Master Trust Agreement") provides that the name "FundManager Portfolios" refers to the Trustees under the Master Trust Agreement collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                     Very truly yours,

                                                     FUNDMANAGER PORTFOLIOS

                                                     By:  /s/ John Danello
                                                     Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                                      INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                                              FundManager Portfolios
                                                 One Beacon Street
                                            Boston, Massachusetts 02108


                                                                    May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      Aggressive Growth Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Aggressive Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio         Fee Rate

                  Assets not exceeding $500 million            0.50%
                  Assets in excess of $500 million             0.40%

         6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                           Very truly yours,

                           FUNDMANAGER PORTFOLIOS


                           By:  /s/ John Danello
                           Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                  Exhibit (d)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                                                   July 19, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Aggressive Growth Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Aggressive Growth Portfolio so that total annual operating expenses do not exceed 1.60% on the Class A Shares and 2.35% on the Class B Shares through the period ending November 30, 1999.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                             Very truly yours,

                           FREEDOM CAPITAL MANAGEMENT
                            CORPORATION

                            By:  /s/ John J. Danello
                            Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Aggressive Growth Portfolio


By:  /s/ John J. Danello
Title:    President

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                                                    May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      Growth with Income Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth with Income Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio        Fee Rate

                  Assets not exceeding $500 million           0.50%
                  Assets in excess of $500 million            0.40%

         6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                          Very truly yours,

                          FUNDMANAGER PORTFOLIOS


                          By:  /s/ John Danello
                          Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                  May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      Growth Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio             Fee Rate

                  Assets not exceeding $500 million                0.50%
                  Assets in excess of $500 million                 0.40%

         6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                  Very truly yours,

                                  FUNDMANAGER PORTFOLIOS


                                  By:  /s/ John Danello
                                  Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                  Exhibit (d)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                  July 19, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Growth Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Growth Portfolio so that total operating expenses do not exceed 1.50% on the Class A Shares and 2.25% on the Class B Shares through the period ending November 30, 1999.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                               Very truly yours,

                               FREEDOM CAPITAL MANAGEMENT
                               CORPORATION

                               By:  /s/ John J. Danello
                               Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Growth Portfolio


By:  /s/ John J. Danello
Title:    President

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                  May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      Bond Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Bond Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio         Fee Rate

                  Assets not exceeding $500 million            0.50%
                  Assets in excess of $500 million             0.40%

         6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                     Very truly yours,

                                                     FUNDMANAGER PORTFOLIOS


                                                     By:  /s/ John Danello
                                                     Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                  May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      Managed Total Return Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Managed Total Return Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio            Fee Rate

                  Assets not exceeding $500 million               0.50%
                  Assets in excess of $500 million                0.40%

         6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                     Very truly yours,

                                                     FUNDMANAGER PORTFOLIOS

                                                     By:  /s/ John Danello
                                                     Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                 Exhibit (d)(iv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                 January 1, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Managed Total Return Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee of 0.50% for Managed Total Return Portfolio until the earlier of September 30, 1999 or the date this Portfolio's assets exceed $20 million.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                       Very truly yours,

                       FREEDOM CAPITAL MANAGEMENT
                       CORPORATION

                       By:/s/ John Danello
                       Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Managed Total Return Portfolio


By: /s/ John Danello
Title:    President

                                                  Exhibit (d)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                  July 19, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Managed Total Return Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Managed Total Return Portfolio so that total operating expenses do not exceed 1.91% on the Class A Shares and 2.66% on the Class B Shares through the period ending November 30, 1999.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                      Very truly yours,

                                      FREEDOM CAPITAL MANAGEMENT
                                      CORPORATION

                                      By:  /s/ John J. Danello
                                      Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Managed Total Return Portfolio


By:  /s/ John J. Danello
Title:    President

                                                Exhibit (d)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                             FundManager Portfolios
                                One Beacon Street
                           Boston, Massachusetts 02108


                                                                    May 20, 1998

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         Re:      International Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. International Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                  Portion of Average Daily
                  Value of Net Assets of the Portfolio            Fee Rate

                  Assets not exceeding $500 million               0.50%
                  Assets in excess of $500 million                0.40%

         6. This Supplement to the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on May 20, 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                     Very truly yours,

                                                     FUNDMANAGER PORTFOLIOS

                                                     By:  /s/ John Danello
                                                     Title:  President

ACCEPTED:
FREEDOM CAPITAL MANAGEMENT
CORPORATION

By:  /s/ Dexter A. Dodge
Title:  Chairman

                                                  Exhibit (d)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                  July 19, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      International Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the International Portfolio so that total operating expenses do not exceed 2.34% on the Class A Shares and 3.09% on the Class B Shares through the period ending November 30, 1999.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                  Very truly yours,

                                  FREEDOM CAPITAL MANAGEMENT
                                  CORPORATION

                                  By:  /s/ John J. Danello
                                  Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of International Portfolio


By:  /s/ John J. Danello
Title:    President